UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	July 15, 2026

ATLANTIC AMERICAN CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	0-3722	58-1027114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, N.E., Atlanta, Georgia	30319
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(404) 266-5500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	AAME	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on April 17, 2026 and May 21, 2026, Atlantic American Corporation (the “Company”) received notices from The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission. The Company is not in compliance with the Rule due to its delay in filing its Form 10-K for the year ended December 31, 2025 (the “Form 10-K”) and Form 10-Q for the quarter ended March 31, 2026 (the “Form 10-Q” and, together with the Form 10-K, the “Delinquent Reports”). The Nasdaq notices provided the Company until June 16, 2026 to submit to Nasdaq a plan to regain compliance with the Rule.

Following the Company’s timely submission of a compliance plan, Nasdaq informed the Company that it has been granted an extension of 180 days from the original due date of the Form 10-K, or until October 12, 2026, to regain compliance with the Rule.

The Company continues to work diligently to file the Delinquent Reports as promptly as practicable. If the Company is unable to regain compliance with the Rule by October 12, 2026, Nasdaq will notify the Company that its common stock will be delisted. If that were to occur, the Company may appeal such determination to a Nasdaq Hearings Panel.

Forward-Looking Statements

Except for historical information contained herein, this Current Report on Form 8-K contains forward-looking statements, including statements regarding the Company’s ability to file the Delinquent Reports by October 12, 2026, to regain compliance with Nasdaq’s listing rules and to maintain the listing of the Company’s common stock. These forward-looking statements involve a number of risks and uncertainties and actual results could differ materially from those indicated by such forward-looking statements due to a number of factors, including the results of the Company’s financial reporting procedures and those factors discussed in reports that the Company files from time to time with the Securities and Exchange Commission. In addition, forward-looking statements reflect the Company’s expectations as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statements contained herein, except as may be required by law. Accordingly, undue reliance should not be placed upon these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC AMERICAN CORPORATION

	By:	/s/ Nickeesha Bates
Nickeesha Bates
Vice President, Corporate Controller, Corporate Accounting/Finance

Date: July 15, 2026